Supplement dated July 29, 2026,

to the Initial Summary Prospectus, Updating Summary Prospectus, and Prospectus

dated May 1, 2026, for Protective® Investors Benefit Advisory Variable Annuity contracts issued by Protective Life Insurance Company

Protective Variable Annuity Separate Account

 Supplement dated July 29, 2026,

to the Initial Summary Prospectus, Updating Summary Prospectus, and Prospectus

dated May 1, 2026, for Protective® Investors Benefit Advisory Variable Annuity NY contracts issued by Protective Life and Annuity Insurance Company

Variable Annuity Account A of Protective Life

This Supplement amends certain information in your variable annuity contract prospectus, initial summary prospectus, and updating summary prospectus (collectively, the “Prospectuses”). Please read this Supplement carefully and keep it with your Prospectus for future reference. You may obtain a current prospectus by visiting www.protective.com/productprospectus.

On or about July 29, 2026, a Fund available under your Contract will change its name as follows:

CURRENT FUND NAME	NEW FUND NAME
Vanguard Variable Insurance Funds - Mid-Cap Index Portfolio	Vanguard Variable Insurance Funds - Morningstar Mid-Cap Index Portfolio

After July 29, 2026, all references to the Fund in your Prospectuses are hereby replaced with the new fund name.

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If you have any questions regarding this Supplement, please contact your investment professional or us toll free at 1-800-456-6330. You may also obtain Fund prospectuses online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.” Please keep this Supplement for future reference.